                                            SEMI-ANNUAL REPORT  |  June 30, 2001


                                                                      The Strong



                                Multi Cap Value
--------------------------------------------------------------------------------

                                                                         Fund II

                                    [PHOTO]


Table of Contents

Investment Review
     Strong Multi Cap Value Fund II ..............  2

Financial Information
     Schedule of Investments in Securities
       Strong Multi Cap Value Fund II ............  4
     Statement of Assets and Liabilities .........  6
     Statement of Operations .....................  7
     Statements of Changes in Net Assets .........  8
     Notes to Financial Statements ...............  9

Financial Highlights ............................. 11

                                                                   [STRONG LOGO]

Strong Multi Cap Value Fund II
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
On March 12, 2001, the Strong Schafer Value Fund II was renamed the Strong Multi Cap Value Fund II and I. Charles Rinaldi was named portfolio manager of the Fund.

Your Fund's Approach

The Strong Multi Cap Value Fund II seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. The Fund writes put and call options. This means that the Fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the Fund may also invest in foreign securities.


                    Growth of an Assumed $10,000 Investment
                            From 10-10-97 to 6-30-01
                              [CHART APPEARS HERE]

                                            Lipper
               Strong                      Multi-Cap
              MultiCap         S&P        Value Funds
           Value Fund II    500 Index*      Index*
 Sep 97       $10,000        $10,000        $10,000
 Dec 97        $9,919        $10,072        $10,140
 Mar 98       $10,721        $11,477        $11,299
 Jun 98       $10,005        $11,856        $11,099
 Sep 98        $7,817        $10,677         $9,412
 Dec 98       $10,135        $12,950        $10,802
 Mar 99       $10,177        $13,595        $10,880
 Jun 99       $11,016        $14,554        $12,166
 Sep 99        $9,203        $13,645        $10,858
 Dec 99        $9,844        $15,676        $11,444
 Mar 00       $10,093        $16,035        $11,470
 Jun 00        $9,844        $15,609        $11,356
 Sep 00       $10,708        $15,458        $12,010
 Dec 00       $10,615        $14,248        $12,546
 Mar 01       $10,636        $12,559        $12,220
 Jun 01       $11,168        $13,294        $13,075

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of October 1997.

Q:   How did the Fund perform?

A: The Fund posted positive results for the first half of the year 2001, which contrasted strongly with the losses experienced by the S&P 500 Index. Value stocks, particularly in the small-cap range, continued to be in vogue.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: The year began with the sense of change and aspirations that typically accompany a new presidential administration. The Federal Reserve cooperated early, by slashing interest rates twice in January, and then followed up with four more cuts throughout the period. However, there were numerous negatives, including the lingering effects of the huge drop in technology stocks, lower corporate earnings, the California electricity crisis, and political uncertainty caused by the Republicans' surprising loss of control of the Senate. These negatives weighed heavily against chances of a broad market recovery, but the environment was beneficial to attractively valued stocks with more predictable financial results--the type of stocks we seek.

     The markets started to strengthen at the end of June, as consumer confidence improved. Also, energy prices began to fall during May and June due to lower demand.

Q:   What investment strategies and techniques affected the Fund's performance?

A: While a change in portfolio management sometimes leads to quick and dramatic portfolio restructuring, it was our strategy to continue to stick with most of the winners that were performing late last year and gradually work ourselves into more attractively valued stocks. This gradual approach worked well, as many of the stocks that performed well late last year continued to do so during the first half of this year. Adding emphasis to small- and medium-size companies was also a positive contributor to performance.

     While we are generally pleased with the Fund's overall first-half returns, we were hurt by pharmaceuticals, telecommunications, and energy names.

Q:   What is your outlook regarding the future of the markets?

A: We believe that the outlook for value stocks continues to be favorable, and that we are in the early stages of a multiyear period for relative outperformance. Small- to medium-capitalization stocks appear to be more attractive than larger companies, so we intend to continue to add to our positions in those areas.

     We are overweighted in energy stocks. While our timing for increasing our positions in this sector may have been a little early, we believe it was an appropriate move. Energy stocks are very attractively priced, and the long-term outlook for these companies remains favorable. The recent pullback in energy was largely due to lower demand, rather than an increase in supply. It takes long-term capital investment to create a lasting increase in energy supply. As economic activity increases, it is likely we will see a resurgence in the demand for energy--and with supply remaining at relatively steady levels, energy stocks will be well-positioned to respond with higher prices.

     Despite the cuts in both interest rates and income taxes, we are cautious in our second-half outlook for the overall markets. The catalysts that drove the go-go growth and technology stocks in the recent past no longer exist. More and more investors are beginning to speak the appropriate investment language of valuation and profitability. It's a new game and a tougher one, but history has shown us these cycles before, and we believe that now is a great time for value investing.

     Thank you for your interest in the Strong Multi Cap Value Fund II.

     I. Charles Rinaldi
     Portfolio Manager


Average Annual Total Returns/1/
As of 6-30-01
---------------------------------
     1-year                13.44%
     3-year                 3.73%
     Since Inception        3.01%
     (10-10-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved.

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
          STRONG MULTI CAP VALUE FUND II

                                                           Shares or
                                                           Principal    Value
                                                            Amount    (Note 2)
--------------------------------------------------------------------------------
Common Stocks 96.0%
Auto Manufacturers - Domestic 3.7%
General Motors Corporation                                  18,100   $ 1,164,735

Auto/Truck - Original Equipment 4.5%
Borg-Warner Automotive, Inc.                                14,900       739,338
Superior Industries International, Inc.                     18,000       689,400
                                                                     -----------
                                                                       1,428,738

Banks - Money Center 4.6%
Bank of America Corporation                                 14,100       846,423
J.P. Morgan Chase & Company                                 13,300       593,180
                                                                     -----------
                                                                       1,439,603

Banks - Super Regional 1.8%
Mellon Financial Corporation                                12,000       552,000

Building - Cement/Concrete/Aggregate 2.1%
Lafarge Corporation                                         19,300       646,743

Building - Construction Products/
  Miscellaneous 2.6%
Royal Group Technologies, Ltd. (b)                          44,200       810,628

Building - Maintenance & Services 1.8%
ABM Industries, Inc.                                        14,900       555,025

Chemicals - Specialty 1.6%
Solutia, Inc.                                               39,200       499,800

Electronics - Laser Systems/Component 2.4%
Coherent, Inc. (b)                                          21,300       770,421

Electronics - Semiconductor Equipment 1.3%
Veeco Instruments, Inc. (b)                                 10,600       421,350

Electronics Products - Miscellaneous 1.3%
Power Integrations, Inc. (b)                                25,700       400,920

Finance - Investment Management 2.6%
Franklin Resources, Inc.                                    17,700       810,129

Household - Appliances 2.1%
Maytag Corporation                                          22,100       646,646

Insurance - Property/Casualty/Title 8.3%
Chubb Corporation                                            9,800       758,814
Mercury General Corporation                                 29,100     1,017,627
PartnerRe, Ltd.                                             14,800       819,920
                                                                     -----------
                                                                       2,596,361

Leisure - Gaming 2.0%
Harrah's Entertainment, Inc. (b)                            18,000       635,400

Medical - Ethical Drugs 5.4%
Bristol-Myers Squibb Company                                11,100       580,530
ICN Pharmaceuticals, Inc.                                   14,200       450,424
Schering-Plough Corporation                                 18,400       666,816
                                                                     -----------
                                                                       1,697,770

Medical - Products 2.1%
Pall Corporation                                            28,100       661,193

Medical/Dental - Services 2.4%
Omnicare, Inc.                                              37,300       753,460

Metal Ores - Gold/Silver 2.0%
Newmont Mining Company                                      33,300       619,713

Metal Ores - Miscellaneous 2.4%
Cameco Corporation                                          36,900       767,520

Oil & Gas - Drilling 1.8%
Helmerich & Payne, Inc.                                     18,340       565,239

Oil & Gas - Field Services 7.0%
Global Industries, Ltd. (b)                                 40,900       510,023
Key Energy Services, Inc. (b)                               53,500       579,940
Petroleum Geo-Services ASA
  Sponsored ADR (b)                                         65,200       659,172
Schlumberger, Ltd.                                           8,470       445,946
                                                                     -----------
                                                                       2,195,081

Oil & Gas - International Integrated 4.6%
Conoco, Inc. Class A                                        25,000       705,000
Petroleo Brasileiro SA Petrobras
  Sponsored ADR                                             28,500       741,000
                                                                     -----------
                                                                       1,446,000

Oil & Gas - United States Exploration &
  Production 6.3%
Forest Oil Corporation (b)                                  28,500       798,000
Noble Affiliates, Inc.                                      20,450       722,907
Stone Energy Corporation (b)                                10,600       469,580
                                                                     -----------
                                                                       1,990,487

Retail - Department Stores 3.6%
Family Dollar Stores, Inc.                                  23,800       609,994
May Department Stores Company                               15,500       531,030
                                                                     -----------
                                                                       1,141,024

Retail/Wholesale - Office Supplies 2.3%
Office Depot, Inc. (b)                                      69,600       722,448

Steel - Specialty Alloys 2.3%
UCAR International, Inc. (b)                                60,200       719,390

Telecommunications - Equipment 1.3%
ECI Telecom, Ltd.                                           82,600       413,000

Telecommunications - Services 5.9%
ALLTEL Corporation                                           9,800       600,348
Montana Power Company                                       73,500       852,600
WorldCom, Inc.-WorldCom Group (b) (c)                       27,900       417,384
                                                                     -----------
                                                                       1,870,332

Transportation - Rail 2.0%
Canadian National Railway Company                           15,800       639,900

Trucks & Parts - Heavy Duty 1.9%
Dana Corporation                                            25,000       583,500
--------------------------------------------------------------------------------
Total Common Stocks (Cost $29,727,597)                                30,164,556
--------------------------------------------------------------------------------
Short-Term Investments (a) 3.8%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
         Due 7/02/01 (Repurchase proceeds $600,199);
         Collateralized by: United States Government
         & Agency Issues (d)                              $600,000       600,000

--------------------------------------------------------------------------------
          STRONG MULTI CAP VALUE FUND II (continued)

                                                           Shares or
                                                           Principal    Value
                                                            Amount    (Note 2)
--------------------------------------------------------------------------------
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $583,370);
  Collateralized by: United States
  Government & Agency Issues (d)                          $583,200   $   583,200
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,183,200)                         1,183,200
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $30,910,797) 99.8%              31,347,756
Other Assets and Liabilities, Net 0.2%                                    70,837
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $31,418,593
================================================================================



WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                          Contracts    Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                    --        $    --
Options written during the period                            150         17,550
Options closed                                                --             --
Options expired                                               --             --
Options exercised                                             --             --
                                                             ---        -------
Options outstanding at end of period                         150        $17,550
                                                             ===        =======

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                         Contracts
                                                        (100 shares       Value
                                                        per contract)   (Note 2)
--------------------------------------------------------------------------------
WorldCom, Inc. - WorldCom Group
  (Strike price is $17.50. Expiration date is 7/20/01.
  Premium received is $12,700.)                              100        ($1,000)
  (Strike price is $20.00. Expiration date is 7/20/01.
  Premium received is $4,850.)                                50         (1,125)
                                                             ---        -------
                                                             150        ($2,125)
                                                             ===        =======

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of these securities are held in conjunction with open written options contracts.
(d)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                                Strong Multi Cap
                                                                  Value Fund II
                                                                ----------------
                                                                    (Note 1)
Assets:
  Investments in Securities, at Value (Cost of $30,910,797)        $31,347,756
  Receivable for Securities Sold                                         4,015
  Receivable for Fund Shares Sold                                      102,161
  Dividends and Interest Receivable                                     18,960
  Other Assets                                                          14,412
                                                                   -----------
  Total Assets                                                      31,487,304

Liabilities:
  Payable for Securities Purchased                                      62,331
  Written Options, At Value (Premium received of $17,550)                2,125
  Accrued Operating Expenses and Other Liabilities                       4,255
                                                                   -----------
  Total Liabilities                                                     68,711
                                                                   -----------
Net Assets                                                         $31,418,593
                                                                   ===========
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                    $30,023,508
  Undistributed Net Investment Income                                  100,766
  Undistributed Net Realized Gain                                      841,935
  Net Unrealized Appreciation                                          452,384
                                                                   -----------
  Net Assets                                                       $31,418,593
                                                                   ===========
Capital Shares Outstanding (Unlimited Number Authorized)             3,050,567

Net Asset Value Per Share                                               $10.30
                                                                        ======


                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)

                                                               Strong Multi Cap
                                                                Value Fund II
                                                               ----------------
                                                                   (Note 1)
Income:
  Dividends (net of foreign withholding taxes of $4,684)          $  206,549
  Interest                                                            54,993
                                                                  ----------
  Total Income                                                       261,542

Expenses:
  Investment Advisory Fees                                           134,943
  Custodian Fees                                                         848
  Shareholder Servicing Costs                                         25,286
  Reports to Shareholders                                              9,206
  Other                                                                7,285
                                                                  ----------
  Total Expenses before Waivers and Absorptions                      177,568
  Voluntary Expense Waivers and Absorptions                          (15,505)
                                                                  ----------
  Expenses, Net                                                      162,063
                                                                  ----------
Net Investment Income                                                 99,479

Realized and Unrealized Gain (Loss):
  Net Realized Gain on Investments                                   958,606
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                      (44,132)
    Options                                                           15,425
                                                                  ----------
    Net Change in Unrealized Appreciation/Depreciation               (28,707)
                                                                  ----------
Net Gain on Investments                                              929,899
                                                                  ----------
Net Increase in Net Assets Resulting from Operations              $1,029,378
                                                                  ==========


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Strong Multi Cap Value Fund II
                                                                ---------------------------------
                                                                Six Months Ended     Year Ended
                                                                 June 30, 2001      Dec. 31, 2000
                                                                ----------------    -------------
                                                                  (Unaudited)
                                                                    (Note 1)
Operations:
  Net Investment Income                                           $    99,479        $    85,911
  Net Realized Gain                                                   958,606            101,675
  Net Change in Unrealized Appreciation/Depreciation                  (28,707)           949,873
                                                                  -----------        -----------
  Net Increase in Net Assets Resulting from Operations              1,029,378          1,137,459

Distributions From Net Investment Income                                   --            (84,624)

Capital Share Transactions:
  Proceeds from Shares Sold                                        17,730,009         18,965,504
  Proceeds from Reinvestment of Distributions                              --             84,624
  Payment for Shares Redeemed                                      (6,821,681)       (11,506,339)
                                                                  -----------        -----------
  Net Increase in Net Assets from Capital Share Transactions       10,908,328          7,543,789
                                                                  -----------        -----------
Total Increase in Net Assets                                       11,937,706          8,596,624

Net Assets:

  Beginning of Period                                              19,480,887         10,884,263
                                                                  -----------        -----------
  End of Period                                                   $31,418,593        $19,480,887
                                                                  ===========        ===========
Transactions in Shares of the Fund:
  Sold                                                              1,726,779          2,002,233
  Issued in Reinvestment of Distributions                                  --              8,778
  Redeemed                                                           (666,938)        (1,214,328)
                                                                    ---------         ----------
  Net Increase in Shares of the Fund                                1,059,841            796,683
                                                                    =========         ==========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

1.   Organization
     Strong Multi Cap Value Fund II (formerly known as Strong Schafer Value Fund
     II) is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2001, approximately 43% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. All long-term securities held in the Fund are designated as collateral on open futures contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

          during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. All long-term securities held in the Fund are designated as collateral on open options contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the six months then ended were $2,783, $25,286, $1,333 and $533, respectively.

--------------------------------------------------------------------------------

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principle and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2001, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions
     The aggregate purchases and sales of long-term securities, other than government securities, during the six months ended June 30, 2001 were $18,011,299 and $7,261,976, respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2001.

6.   Income Tax Information
     At June 30, 2001, the cost of investments in securities for federal income tax purposes was $31,038,790. Net unrealized appreciation of securities was $308,966, consisting of gross unrealized appreciation and depreciation of $3,128,006 and $2,819,040, respectively.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG MULTI CAP VALUE FUND II
--------------------------------------------------------------------------------

                                                                                        Period Ended
                                                               --------------------------------------------------------------
                                                               June 30,      Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                   2001/(b)/       2000         1999         1998       1997/(c)/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $ 9.79        $9.12      $10.08        $ 9.90       $10.00

Income From Investment Operations:
  Net  Investment  Income                                          0.03         0.04        0.06          0.03         0.01
  Net Realized and Unrealized Gains (Losses) on Investments        0.48         0.67       (0.35)         0.18        (0.09)
-----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.51         0.71       (0.29)         0.21        (0.08)

Less Distributions:
  From Net Investment Income                                         --        (0.04)      (0.07)        (0.03)       (0.01)
  In Excess of Net Investment Income                                 --           --          --            --        (0.01)
  From Net Realized Gains                                            --           --       (0.60)           --           --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                --        (0.04)      (0.67)        (0.03)       (0.02)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.30        $9.79      $ 9.12        $10.08       $ 9.90
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
  Total Return                                                    +5.2%        +7.8%       -2.9%         +2.2%        -0.8%
  Net Assets, End of Period (In Thousands)                      $31,419      $19,481     $10,884        $4,022         $705
  Ratio of Expenses to Average Net Assets Without
    Waivers and Absorptions                                        1.3%*        1.4%        1.6%          2.0%         1.5%*
  Ratio of Expenses to Average Net Assets                          1.2%*        1.2%        1.2%          1.2%         1.5%*
  Ratio of Net Investment Income to Average Net Assets             0.4%*        0.5%        0.9%          0.7%         0.7%*
  Portfolio Turnover Rate                                         29.3%        56.5%       93.9%         73.3%         3.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2001 (unaudited).
(c)  For the period from October 10, 1997 (inception) to December 31, 1997. 11

                       See Notes to Financial Statements.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT14500-0601




Strong Investments

P.O. Box 2936   |   Milwaukee, WI  53201

www.Strong.com

--------------------------------------------------------------------------------




[STRONG LOGO]



                                                                 WH3177    06-01